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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2005

                                 GSI GROUP INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
                            ------------------------
                 (State or other jurisdiction of incorporation)

                  000-25705                        98-0110412
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          (Commission File Number)    (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 16, 2005 GSI Group Inc. (the "Company") appointed Robert L. Bowen to the position of Vice President and Chief Financial Officer. A description of the terms of Mr. Bowen's Employment Agreement is included under Item 5.02 and incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 16, 2005 GSI Group Inc. (the "Company") appointed Robert L. Bowen to the position of Vice President and Chief Financial Officer succeeding Thomas R. Swain. The material terms of Mr. Bowen's employment include an annual base salary of $290,000 per annum, an annual bonus opportunity of up to 50% of his base salary, and 50,000 options priced to market as of December 12, 2005. In the event that Mr. Bowen's employment terminates without cause within 18 months of employment, the Company is obligated to continue to pay salary and benefits for an additional 12 months. Mr. Swain resigned as Vice President and Chief Financial Officer effective December 16, 2005, and was simultaneously appointed to the position of Vice President of Finance.

Mr. Bowen has held a number of senior financial roles in General Electric and most recently, served as Vice President, Chief Financial Officer and Treasurer of Cytyc Corporation.


     The information in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GSI GROUP INC.
                                    (Registrant)


Date: December 22, 2005             By:      /s/  Daniel J. Lyne
                                        --------------------------------------
                                            Daniel J. Lyne
                                            Vice President and General Counsel